UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): AUGUST 2, 2006
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 to Form 8-K is being furnished solely to correct a typographical error in Exhibit 99.1 to Quanta’s Form 8-K furnished on August 2, 2006. The line item under “Liabilities and Stockholders' Equity” for “Billings in excess of costs and estimated earnings on uncompleted contracts” as of June 30, 2006 included in Quanta’s Condensed Consolidated Balance Sheets, and presented on the last page to the above mentioned exhibit, should have stated $18,384,000 instead of $118,384,000. A revised version of Exhibit 99.1 is furnished herewith.
Item 2.02 Results of Operations and Financial Condition.
     On August 2, 2006, Quanta issued a press release announcing its earnings for the fiscal quarter ended June 30, 2006. A copy of the press release is furnished herewith as an exhibit.
     The information furnished in this Amendment No. 1 to Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated August 2, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 16, 2006

QUANTA SERVICES, INC.
By:	/s/ TANA L. POOL
	Name:	Tana L. Pool
	Title:	Vice President & General Counsel

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated August 2, 2006